UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

Organon & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40235	46-4838035
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

30 Hudson Street, Floor 33, Jersey City, NJ		07302
(Address and principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (551) 430-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 31, 2026, Organon & Co. (the “Company”) released its financial results for the quarter ended June 30, 2026 with the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). As previously disclosed, in light of the Company’s pending merger with Sun Pharmaceutical Industries Limited, the Company has suspended its customary practice of issuing a quarterly earnings press release and hosting an earnings conference call.

As part of the information provided in historic Company earnings press releases, the Company would furnish, together with its U.S. generally accepted accounting principles (“GAAP”) financial information for the reported quarterly period, certain supplemental non-GAAP financial metrics for the same reported period. These supplemental measures have been made available by the Company based on the belief that this information assists in understanding the Company’s financial performance, but not as a substitute for the Company’s financial results under GAAP.

To continue this practice, the Company is furnishing certain supplemental non-GAAP metrics for the quarter ended June 30, 2026 that are included in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The non-GAAP financial metrics for the quarter ended June 30, 2026 that are furnished in this Form 8-K should be read together with the Company’s GAAP financial statements and other disclosures that are contained in Exhibit 99.1 and that are more fully disclosed in the Form 10-Q filed with the SEC on July 31, 2026.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is considered to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document. The Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Supplemental Financial Information of Organon & Co. for the quarterly period ended June 30, 2026.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Organon & Co.

By:	/s/ Matthew Walsh
	Name:	Matthew Walsh
	Title:	Chief Financial Officer

Dated: July 31, 2026